                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
Subsection 240.14a-12

                    HFB FINANCIAL CORPORATION
- ----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                    HFB FINANCIAL CORPORATION
- ----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Rules 0-11(c)(1)(iii), 14a-6(i)(1), or
      14a-6(i)(2).
[  ]  $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

     1.     Title of each class of securities to which transaction
applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                        [LETTERHEAD]











`                                  September 20, 1996





Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank (the "Bank"), to be held at Pine Mountain State Resort Park, Pineville, Kentucky, on
Tuesday, October 15, 1996 at 2:00 p.m.

     The Annual Meeting has been called for the election of directors. Enclosed is a proxy statement, a proxy card and an Annual Report to Stockholders for the 1996 fiscal year. Directors and officers of the Corporation, as well as representatives of the Corporation's independent auditors will be present to respond to any questions the stockholders may have.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                Sincerely,


                                /s/ David B. Cook

                                David B. Cook
                                President

                           HFB FINANCIAL CORPORATION
                             1602 CUMBERLAND AVENUE
                          MIDDLESBORO, KENTUCKY 40965
                               (606) 248-1095


                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON OCTOBER 15, 1996


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank, will be held at Pine Mountain State Resort Park, Pineville,
Kentucky on Tuesday, October 15, 1996 at 2:00 p.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Corporation;

     2. Such other matters as may properly come before the Meet-ing or any adjournment thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on September 1, 1996, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                          BY ORDER OF THE BOARD OF DIRECTORS


                          /s/ Frank W. Lee

                          Frank W. Lee
                          Secretary
Middlesboro, Kentucky
September 20, 1996

IMPORTANT: PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY. THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              PROXY STATEMENT
                                    OF
                          HFB FINANCIAL CORPORATION
                           1602 CUMBERLAND AVENUE
                         MIDDLESBORO, KENTUCKY 40965
                               (606) 248-1095

                        ANNUAL MEETING OF STOCKHOLDERS
                              October 15, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HFB Financial Corporation (the "Corporation"), the holding company of Home Federal Bank, Federal Savings Bank ("Home Federal" or the "Bank"), to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at Pine Mountain State Resort Park, Pineville, Kentucky, on Tuesday, October 15, 1996 at 2:00 p.m. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about September 16, 1996.

REVOCATION OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation, the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting or by attendance at the Meeting and voting in person. A written notice revoking a previously executed proxy should be sent to HFB Financial Corporation, 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 -- Attention: Frank W. Lee, Secretary. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting.

     The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

VOTING SECURITIES AND SECURITY OWNERSHIP

     Holders of record of the Corporation's common stock, par value $1.00 per share (the "Common Stock"), as of the close of business on September 1, 1996 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Corporation had 627,836 shares of Common Stock issued and outstanding, and there were approximately 389 stockholders of record (not including certain persons holding shares in "street name"). The presence, in person or by proxy, of at least a majority of the total number of shares of the Common Stock outstanding on the Record Date will be required to constitute a quorum at the Meeting.

     The following table sets forth information as of September 1, 1996 (i) with respect to any person who was known to the Corporation to be the beneficial owner of more than five percent of the Common Stock and (ii) as to the Common Stock beneficially owned by each director or nominee of the Corporation, each executive officer of the Corporation who is not a Director, and all directors and executive officers of the Corporation as a group.

                                         AMOUNT AND          PERCENT OF
NAME AND ADDRESS                         NATURE OF           SHARES OF
   OF CERTAIN                            BENEFICIAL          COMMON STOCK
BENEFICIAL OWNERS                        OWNERSHIP(1)(2)     OUTSTANDING
- ------------------                       ---------------     ------------

HFB Financial Corporation
Employee Stock Ownership Plan and Trust
1602 Cumberland Avenue
Middlesboro, Kentucky  40965                   22,396           3.57%

Frank W. Lee, Director                         14,647           2.33
Charles A. Harris, Director                    18,744           2.97
Frances Coffey Rasnic, Director                   100            .02
David B. Cook, Director and Executive Officer  37,263           5.84
Earl Burchfield, Director                      19,552           3.10
J.D. Cook, Chairman                            24,606           3.86
E.W. Nagle, Director                           13,613           2.16
Robert V. Costanzo, Director                    8,638           1.37
Stanley Alexander, Jr., Executive Officer       7,260           1.15

All directors and executive
officers as a group (9 persons)               144,423 (3)      21.73%

____________________
(1) As to the Corporation's directors and executive officers, includes 3,613, 10,000, 3,613, 10,000, 3,613, 3,613, 2,384, and 36,836 shares which may be acquired by Messrs. Harris, David Cook, Burchfield, J.D. Cook, Nagle, Costanzo, Alexander and all directors and executive officers as a group upon the exercise of stock options granted under the HFB Financial Corporation 1992 Stock Option Plan. The Corporation's directors and executive officers, and persons who own more than ten percent of the Common Stock, are required to report their ownership and changes in ownership of the Common Stock with the Corporation. Based solely on the Corporation's review of ownership reports received prior to September 1, 1996, or written representations from reporting persons that no annual report of change in beneficial ownership is required, the Corporation believes that all directors, executive officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements for the 1996 fiscal year, except for director Rasnic, who failed to file one report, reporting one transaction on a timely basis.
(2)  Includes 10,234, 3,131, 2,093, 4,957, 3,968 and 24,383 shares held for the benefit of Directors Lee, Harris, David Cook, Burchfield, J.D. Cook, and all directors and executive officers as a group, respectively, through trusts established under the Bank's discontinued and current deferred compensation plans for directors. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(3) Includes shares held by certain directors and executive officers as custodians under Uniform Transfers to Minors Acts, by their spouses and children and for the benefit of certain directors and executive officers under individual retirement accounts ("IRAs"). Does not include 22,396 unallocated shares held by the HFB Financial Corporation Employee Stock Ownership Plan ("ESOP") and Trust, the voting of which shares is directed by the ESOP Trustees in accordance with the directions of the ESOP Committee. Includes 24,383 shares owned by directors and executive officers through trusts established under the Bank's discontinued and current deferred compensation plans for directors.


_________________________________________________________________
            PROPOSAL I - ELECTION OF DIRECTORS
_________________________________________________________________

GENERAL

     The Corporation's Board of Directors currently is composed of eight members, with approximately one-third of the Members of the Board to be elected annually in accordance with the Corporation's bylaws. At the Meeting, three persons nominated by the Board of Directors, who currently are directors and whose terms expire in 1996, will stand for election.

     The Board of Directors has nominated Frank W. Lee, Charles A. Harris and Frances Coffey Rasnic to serve as directors for a three-year period or until their respective successors have been elected and shall qualify. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be un-available to serve.

     The following table sets forth for each nominee and for each director continuing in office, such person's name, age as of June 30, 1996, the year he or she first became a director of the Bank and the year his or her current term as a director will expire. All such persons became directors of the Corporation in 1992, upon the Corporation's organization, except Ms. Rasnic, who was appointed a director of the Corporation in 1996, filling the unexpired term of former director James C. Gandy, who resigned as a director during fiscal 1996, due to his relocation out of the Middlesboro, Kentucky area.

                                         YEAR FIRST      CURRENT
                                          ELECTED OR      TERM
                      AGE AS OF           APPOINTED        TO
NAME                 JUNE 30, 1996        DIRECTOR       EXPIRE
- ----                 -------------      ------------    ---------

               BOARD NOMINEES FOR TERMS TO EXPIRE IN 1999

Frank W. Lee             83               1952           1996
Charles A. Harris        62               1987           1996
Frances Coffey Rasnic    47               1996           1996

                     DIRECTORS CONTINUING IN OFFICE

David B. Cook (1)        46               1974           1997
Earl Burchfield          66               1976           1997
J. D. Cook (1)           70               1961           1998
E. W. Nagle              84               1961           1998
Robert V. Costanzo       40               1989           1998

_____________
(1)   J. D. Cook is the father of David B. Cook.


     The principal occupation of each Director and Executive
Officer of the Corporation during the last five years is set forth below.



        FRANK W. LEE currently serves as Secretary/Treasurer of the Bank and the Company. He has a law degree and is a member of the Kentucky Bar Association. Mr. Lee is a retired pharmacist and is the past owner of Lee's Drug Store in Middlesboro, Kentucky. Mr. Lee is a former director of a local bank, and past president of J.L. Manring Insurance Company. He was active in scouting for thirteen years.

     CHARLES A. HARRIS is owner of Harris Insurance Agency in Harlan, Kentucky. Mr. Harris is serving, or has served as president of the Harlan Lions Club, Chairman of the Harlan County Chapter of American Red Cross, Harlan Chamber of Commerce, Councilman of City of Harlan, Kentucky, Harlan Volunteer Firefighters, Harlan School Futures Committee, Advisor to Harlan State Vocational Technical School, President of the Alumni Association of Harlan Boys Choir, Board Member of Red Bird Mission, Beverly, Kentucky and Board Member of Harlan County Extension Service.

     FRANCES COFFEY RASNIC is the Vice President of Coffey Funeral Home, a family owned business with operations in New Tazewell and Harrogate, Tennessee. She currently serves as Vice President of the Claiborne County Chamber of Commerce, Secretary of Claiborne County American Cancer Society, and as a Board Member of C.E.A.S.E.

     DAVID B. COOK joined the Bank in 1971 and is currently the Bank's and the Corporation's President and Chief Executive Officer. He is currently serving as Board Member to the Bell County Industrial Commission, member of the Advisory Board at Lincoln Memorial University, Board Member of the Blue Grass Council of the Boy Scouts of America, and a Board Member of Intrieve, Incorporated. Mr. Cook has served as a member of the "Cluster Group" in support of a Middlesboro School Improvement Program, Board Member of the Bell County Chamber of Commerce, member of the Board of Housing Appeals for the City of Middlesboro, as well as a member of the "Advisory Group" to the Middlesboro City Council's Finance Committee. He was the 1992 President of the ROHO Club and served as President of the Lexington Chapter of the Society of Real Estate Appraisers.

     EARL BURCHFIELD is retired as a newspaper publisher. Mr. Burchfield is a past member of the Middlesboro Rotary Club, a past member of Bell County and Claiborne County Chambers of Commerce and active in the area Gideons organization. He serves as a Nursing Home Volunteer, as well as church treasurer, Deacon and on the church council.

     STANLEY ALEXANDER, JR. is currently the Bank's and the Corporation's Chief Financial Officer. Mr. Alexander graduated from the Graduate School of Banking at the University of Wisconsin in 1984 and had 17 years of banking experience prior to joining Home Federal in 1991. He currently serves as treasurer of the Middlesboro-Bell County Airport Board, Secretary of the ROHO Club, and has served as a member of the "Advisory Group" to the Middlesboro City Council's Finance Committee.

     J. D. COOK served in various capacities with the Bank, including Secretary/Treasurer, Executive Vice President, Managing Officer and President from 1960 to 1990. Mr. Cook currently serves as Chairman of the Board of the Bank and the Corporation, and continues to be employed by the Bank. Mr. Cook is a past-member of Active Body of Deacons, Baptist Church, served as treasurer of the Bell County Chamber of Commerce and on the Advisory Committee for the Community Development Committee of the Middlesboro City Council, is a member of the Board of Directors of the Cumberland Development Corporation and the Advisory Committee of Cumberland Valley Area Development District.

     E. W. NAGLE is retired from the Middlesboro Tanning Company, where he served as an officer. He is a member of the Lions Club and a Charter Member of the All Sports Hall of Fame.

     ROBERT V. COSTANZO is a practicing attorney in Middlesboro, Kentucky. He has served as a member of the Middlesboro-Bell County Airport Board of Directors and currently is a member of the Experimental Aircraft Association. He is a member of the Middlesboro Kiwanis Club and a member of the Salvation Army Fund
Raising Committee.



COMMITTEES OF THE BOARDS OF DIRECTORS OF THE CORPORATION

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and their committees. During the year ended June 30, 1996, the Corporation's Board of Directors held 14 meetings. No current director attended fewer than 75% of the total aggregate meetings of the Corporation's Board of Directors and committees on which such Board member served during fiscal 1996.

     The Corporation's audit committee is comprised of Directors Burchfield (Chairman) and Rasnic, and Chief Financial Officer Stanley Alexander, Jr. The audit committee meets as needed, to examine and approve the audit report prepared by the independent auditors of the Corporation. During fiscal 1996, the Corporation's audit committee met two times.

     The Corporation's Nominating Committee is comprised of the full Board of Directors for the purpose of evaluating candidates and making nominations for election as directors. This Committee met once during fiscal 1996 in that capacity. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor, subject to the procedural requirements set forth in the Corporation's Charter and Bylaws, established any procedures for this purpose.

     The Corporation's compensation committee is comprised of Directors Lee (Chairman), Burchfield and Harris. The Committee meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees and to recommend changes and to monitor and evaluate employee morale. The compensation committee met one time during fiscal 1996.

                     EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The Corporation's principal subsidiary is the Bank. The Corporation has no full time employees, relying instead on employees of the Bank for the limited corporate services provided. All compensation paid to officers and other employees is paid by the Bank. The following table sets forth information regarding cash and noncash compensation for the 1996 fiscal year awarded to or earned by the Corporation's Chief Executive Officer, as no other executive officer's total salary and bonus for the fiscal year exceeded $100,000 for services rendered in all capacities to the Corporation and its subsidiaries.

                                                                         Long-Term
                                        Annual Compensation(1)          Compensation
Name and Principal                      ----------------------            Payout of            All Other
   Position                 Year        Salary           Bonus        Restricted Stock(2)   Compensation (3)
- -----------------           ----        ------           -----        -------------------   ----------------
David B. Cook
President and Chief         1996       $ 107,500        $ 12,656         $ 62,790             $ 37,851
Executive Officer of the    1995         102,000          10,313           60,060               34,131
Corporation and Bank        1994          97,500          10,000           63,473               27,400

_______________
(1) Excludes perquisites, which did not exceed 10% of each named executive officer's annual salary and bonus.
(2) Reflects value of restricted stock awards which vested during fiscal 1995 and 1994, respectively, based on the market value of the Common Stock of $2,300 as of September 1, 1996, and when vested for fiscal 1994.
(3) Includes fees in the amount of $10,100 in fiscal 1996, $9,300 in fiscal 1995 and $9,900 in fiscal 1994 for Mr. Cook's services as a director for the Corporation and the Bank, and ESOP contributions in fiscal 1996, 1995 and 1994 for the benefit of Mr. Cook of $27,751, $24,831 and $17,500, respectively.


PENSION PLAN

     The Corporation's principal subsidiary is the Bank. The Bank participates in a multiple employer defined benefit plan (the "Pension Plan"). Employees who have one year of service and reached age 21 are eligible to participate in the Pension Plan. They are 100% vested after five years of service. Employees are entitled to a normal retirement benefit at age 65 equal to 2% times years of benefit service times the average annual salary (as defined) for the five consecutive years of highest salary during benefit service, with annual 1% adjustments for retirees who attain age 66 and older. The Pension Plan also provides for early retirement benefits (commencing as early as age 55), disability retirement benefits and death benefits. Contributions are actuarially determined. The Bank makes all contributions to the Pension Plan. During 1996, the Bank contributed $110,174 to the Pension Plan. During 1993 and 1994, the Pension Plan was fully funded, and the Bank was not required to make any contribution. At June 30, 1996, Mr. David B. Cook had 23 years of credited service under the Pension Plan.

     The following table illustrates annual pension benefits at age 65 under the Pension Plan at various levels of compensation and years of service, assuming 100% vesting of benefits. All retirement benefits illustrated in the table below are without regard to any Social Security benefits to which a participant might be entitled.


                                         Years of Service
  Average          -------------------------------------------------------------------
Compensation          5        10        15       20          25       30        35
- ------------       ------    ------    ------    ------     ------    -----     ------

 $ 20,000         $ 2,000   $ 4,000   $ 6,000   $ 8,000    $10,000   $12,000   $14,000
   40,000           4,000     8,000    12,000    16,000     20,000    24,000    28,000
   60,000           6,000    12,000    18,000    24,000     30,000    36,000    42,000
   80,000           8,000    16,000    24,000    32,000     40,000    48,000    56,000
  100,000          10,000    20,000    30,000    40,000     50,000    60,000    70,000
  120,000          12,000    24,000    36,000    48,000     60,000    72,000    84,000
  140,000          14,000    28,000    42,000    56,000     70,000    84,000    98,000

OPTION PLAN

     The following table sets forth information regarding the exercise of stock options during the 1996 fiscal year and the number and value of options held by the named executive officer at the end of the 1996 fiscal year under the Corporation's 1992 Stock Option Plan (the "Option Plan"). No options were granted during the 1996 fiscal year.



                                        Number of Unexercised   Value of Unexercised
                                           Options at Fiscal    In-the-Money Options
                                               Year-End           at Fiscal Year-End
              Shares Acquired    Value     (All Immediately       (All Immediately
Name            on Exercise     Realized     Exercisable)         Exercisable) (1)
- ----          ---------------   --------  ------------------     --------------------
David B. Cook      --          $  --           10,000                $ 130,000

____________________

(1) Based on the difference between the exercise price of the stock options of $10.00 per share and the market value of the Common Stock of $23.00 per share, based on the most recent trades known to the Corporation as of September 1, 1996.


EMPLOYMENT AGREEMENTS

     The Bank entered into an employment agreement with David B. Cook, President and Chief Executive Officer. David B. Cook, as President and Chief Executive Officer is responsible for overseeing all operations of the Bank, and for implementing the policies adopted by the Board of Directors. The employment agreement for David B. Cook commenced on the date of completion of the Conversion of the Bank from mutual to stock form (December 28, 1992) (the "Conversion") for a term of three years, and provides for an annual base salary which is currently $110,000. On each anniversary date from the date of commencement of the agreement, the term of employment will be extended for an additional one year period beyond the then effective expiration date, upon a determination by the Board of Directors that performance of the employee has met the required standards and that such agreement should be extended. The agreement provides the employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The agreement terminates upon the employee's death, and is terminable by the Bank for "just cause" as defined in the agreement. In the event of termination for just cause, no severance benefits are available. If the Bank terminates an employee without just cause, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement plus an additional 12-month period, but in no event in excess of three years' salary. The employee is able to voluntarily terminate his agreement by providing 60 days' written notice to the Board of Directors, in which case the employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination.

     The employment agreement contains provisions stating that in the event of the employee's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Corporation, the employee will be paid within 30 days of such termination a sum equal to 2.99 times the average annual compensation he received during the five-year period immediately prior to the date of change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Corporation's voting stock, or the control of the election of a majority of Directors or the exercise of a controlling influence over the management or policies of the Bank or Corporation. The employment agreement also provides for a similar lump sum payment to be made in the event of the employee's voluntary termination of employment upon the occurrence, or within 90 days thereafter, of certain specified events following any change in control, whether approval by the Board of Directors or otherwise which have not been consented to in writing by the employee including (i) requiring the employee to move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) requiring the employee to report to a person or persons other than the Board of Directors of the Bank, (iii) failing to maintain existing employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) assigning duties and responsibilities to the employee which are other than those normally associated with his position with the Bank, (v) materially diminishing the employee's authority and responsibility, and (vi) failing to re-elect the employee to the Bank's Board of Directors. The aggregate payments that would be made to David B. Cook assuming termination of employment under the foregoing circumstances at June 30, 1996 would have been approximately $275,000.

DIRECTORS' COMPENSATION

     Members of the Board of Directors and committees of the Board of Directors of the Corporation receive a monthly retainer of $550, plus $250 per regular or special Board meeting attended.

TRANSACTIONS WITH MANAGEMENT

     All of the Bank's loans to directors and executive officers are made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and do not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (up to $500,000) to such persons must be approved in advance by a disinterested majority of the Board of Directors. The Bank does not offer favorable terms on mortgage loans to directors or officers.


        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Grover, Grewling & Co. PSC, which was the Corporation's independent certified public accounting firm for the 1996 fiscal year, has been retained by the Board of Directors to be the Corporation's auditors for the 1997 fiscal year. A representative of Grover, Grewling & Co. PSC, is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

                      OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                      MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders is being mailed to all stockholders of record as of the close of business on September 1, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

     A COPY OF FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO STANLEY ALEXANDER, JR., CHIEF FINANCIAL OFFICER, HFB FINANCIAL CORPORATION, 1602 CUMBERLAND AVENUE, MIDDLESBORO, KENTUCKY 40965.

                  STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the proxy materials of the Corporation for next year's Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 1602 Cumberland Avenue, Middlesboro, Kentucky 40965 no later than May 23, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Frank W. Lee
                            Frank W. Lee
                            Secretary

Middlesboro, Kentucky
September 20, 1996


                          REVOCABLE PROXY
                      HFB FINANCIAL CORPORATION
_________________________________________________________________
                    ANNUAL MEETING OF STOCKHOLDERS
                          October 15, 1996
_________________________________________________________________

     The undersigned hereby appoints J.D. Cook, E.W. Nagle and Robert Costanzo, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of HFB Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Pine Mountain State Resort Park, Pineville, Kentucky, on Tuesday, October 15, 1996 at 2:00 p.m. and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
1.    The election as directors of all
      nominees listed below (except as
      marked to the contrary below).        [   ]       [    ]

     Frank W. Lee
     Charles A. Harris
     Frances Coffey Rasnic

INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE,
              INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED
              BELOW.

              _______________________________________

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
LISTED ABOVE.


_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
_________________________________________________________________

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 20, 1996, and an Annual Report to Stockholders.

Dated: _______________________, 1996


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on the enclosed card.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



_________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.
_________________________________________________________________